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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549

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                                  FORM 8-K/A

                          AMENDMENT NO. 2 TO FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)                   May 10, 1995


                       --------------------------------


                           CNA FINANCIAL CORPORATION




              (Exact Name of Registrant as Specified in Chapter)

         Delaware                    1-5823                     36-6169860
(State or Other Jurisdiction       (Commission                (IRS Employer
     of Incorporation)              File Number)            Identification No.)

     CNA PLAZA, CHICAGO, ILLINOIS                                60685
(Address of Principal Executive Offices)

Registrant's telephone number, including area code           (312) 822-5000


         (Former Name or Former Address, if Changed Since Last Report)


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The registrant hereby amends the following items, financial statements, or exhibits or other portion of its current report on Form 8-K dated May 10, 1995 filed on May 10, 1995 as certain financial statements of the Continental Corporation have been incorporated by reference in the registration statement (No. 33-50753) on Form S-3 of CNA Financial Corporation.


Item 7. Financial Statements and Exhibits


Exhibit No.                Description                           Page No.
-----------                -----------                           -------
  23.02          Consent of KPMG Peat Marwick LLP                    3
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                                                                   Exhibit 23.02

              Consent of Independent Certified Public Accountants


The Board of Directors
CNA Financial Corporation:

We consent to the incorporation by reference in the registration statement (No. 33-50753) on Form S-3 of CNA Financial Corporation of our report dated February 16, 1995, with respect to the consolidated balance sheets of The Continental Corporation and subsidiaries as of December 31, 1994 and 1993, and the related consolidated statements of earnings, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 1994, which report appears in the Proxy Statement dated March 29, 1995 of The Continental Corporation and is incorporated by reference into CNA Financial corporation's 8-K dated May 10, 1995, as amended, and the reference to our firm under the heading "Experts" in the prospectus supplement.

Our report refers to The Continental Corporation and subsidiaries' change in methods of accounting for multiple year retrospectively rated reinsurance contracts and for the adoption of the provisions of the Financial Accounting Standards Board's Statement of Financial Accounting Standards ("SFAS") No. 112, "Employers' Accounting for Postemployment Benefits," No. 113, "Accounting and Reporting for Reinsurance of Short Duration and Long Duration Contracts," and No. 115, "Accounting for Certain Investments in Debt and Equity Securities," in 1993. SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," and No. 109, "Accounting for Income Taxes," were adopted in 1992.

(signed) KPMG Peat Marwick LLP

New York, New York
November 19, 1996
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                           CNA FINANCIAL CORPORATION


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                      CNA FINANCIAL CORPORATION
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Date: November 19, 1996           By: /s/ Peter E. Jokiel
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                                      Peter E. Jokiel
                                      Senior Vice-President
                                      and Chief Financial Officer